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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 29, 1997


                         CHASE CREDIT CARD MASTER TRUST
           (formerly known as "Chemical Master Credit Card Trust I") (Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3)
           ----------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)




     New York                  33-94190                  13-4994650
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)


               270 Park Avenue, New York               10017
        ----------------------------------------     ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (212)  270-6000


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Item 5.  Other Events.
         -------------

     On or about January 15, 1997, Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master
Trust (formerly known as "Chemical Master Credit Card Trust I") for
Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the
Agreement. A copy of the applicable Monthly Report for the month ended December 31, 1996, as defined in the Agreement, has been furnished to each Certificateholder in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits
            --------

            Exhibit No.           Description
            -----------            -----------

              20.1 Monthly Reports with respect to the January 15, 1997 distribution

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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE CHASE MANHATTAN BANK
                                                 As Servicer


                                                 By: /s/Richard L. Craig
                                                    --------------------
                                                 Name:  Richard L. Craig
                                                 Title: Managing Director

Dated:  January 29, 1997

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                               INDEX TO EXHIBITS
                               -----------------


           Exhibit Nos.                 Description
           -----------                  -----------

            20.1                  Monthly Reports with respect to the
                                  January 15, 1997 distribution